MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST  Two World Trade
                                                                          Center

LETTER TO THE SHAREHOLDERS May 31, 1999                 New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Morgan Stanley Dean Witter Municipal Income Opportunities Trust (OIA) for the fiscal year ended May 31, 1999.

The financial markets have begun to recover from last year's global economic difficulties. The turmoil which included the Asian crisis, the Russian debt default and the near collapse of a major U.S. hedge fund has given way to more normal financial conditions. The major catalyst for this return to stability was the liquidity provided by the Federal Reserve Board's 75-basis-point reduction in the federal-funds rate during the fourth quarter of 1998.

These international economic problems precipitated a "flight to quality" rally in fixed-income securities and U.S. Treasury yields reached 30-year lows in October 1998. As the world markets recovered, foreign investors repatriated funds and Treasury yields began to rise. Interest rates also rose in response to the surprisingly robust domestic economic growth reported over the second half of 1998. The bond market became concerned that the central bank might become more restrictive by taking back some of the liquidity provided during the crisis. On June 30, 1999, The Federal Reserve Board raised the Federal-Fund rate 25 basis points to 5.00 percent.

MUNICIPAL MARKET CONDITIONS

During 1998 municipal yields were less volatile than Treasury yields. This pattern of stability continued into 1999. Long-term insured municipal index yields stood at 5.30 percent at the end of May, only 30 basis points higher than November 1998. In contrast, Treasury bond yields rose 80 basis points from 5.05 to 5.85 percent. During the past six months, the yield pickup for extending tax-exempt maturities from one to 30 years averaged 225 basis points.

The modest rally of municipals during 1998 created a more favorable relationship relative to Treasuries. Municipals underperformed

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

Treasuries, and the ratio of municipal yields to Treasury yields climbed to 99 percent by December. The higher the ratio, the more attractive municipals are relative to Treasuries. Municipals have outperformed Treasuries this year and the ratio declined to 91 percent by May. The high-to-low annual range of municipal/Treasury yields for the past five years has averaged from 93 to 84 percent.

In addition to lagging 1998's Treasury rally, municipals also experienced a glut of new-issue supply. Underwriting volume of $284 billion was up 28 percent from the prior year and approached 1993's record. Issuers actively refinanced at lower interest rates and refundings were 29 percent of total volume. This year's rise in interest rates has reduced the amount of refunding activity. Refunding volume was down 45 percent in the first five months of 1999. Total underwriting declined 24 percent.

                        30-YEAR BOND YIELDS 1994 - 1999

                                        Insured                             U.S.                  Insured Municipal Yields as a
                                    Municipal Yields                   Treasury Yields          Percentage of U.S. Treasury Yields
 1994                                     5.40                               6.34                            85.17
                                          5.40                               6.24                            86.54
                                          5.80                               6.66                            87.09
                                          6.40                               7.09                            90.27
                                          6.35                               7.32                            86.75
                                          6.25                               7.43                            84.12
                                          6.50                               7.61                            85.41
                                          6.25                               7.39                            84.57
                                          6.30                               7.45                            84.56
                                          6.55                               7.81                            83.87
                                          6.75                               7.96                            84.80
                                          7.00                               8.00                            87.50
                                          6.75                               7.88                            85.66
 1995                                     6.40                               7.70                            83.12
                                          6.15                               7.44                            82.66
                                          6.15                               7.43                            82.77
                                          6.20                               7.34                            84.47
                                          5.80                               6.66                            87.09
                                          6.10                               6.62                            92.15
                                          6.10                               6.86                            88.92
                                          6.00                               6.66                            90.09
                                          5.95                               6.48                            91.82
                                          5.75                               6.33                            90.84
                                          5.50                               6.14                            89.58
                                          5.35                               5.94                            90.07
 1996                                     5.40                               6.03                            89.55
                                          5.60                               6.46                            86.69
                                          5.85                               6.66                            87.84
                                          5.95                               6.89                            86.36
                                          6.05                               6.99                            86.55
                                          5.90                               6.89                            85.63
                                          5.85                               6.97                            83.93
                                          5.90                               7.11                            82.98
                                          5.70                               6.93                            82.25
                                          5.65                               6.64                            85.09
                                          5.50                               6.35                            86.61
                                          5.60                               6.63                            84.46
 1997                                     5.70                               6.79                            83.95
                                          5.65                               6.80                            83.09
                                          5.90                               7.10                            83.10
                                          5.75                               6.94                            82.85
                                          5.65                               6.91                            81.77
                                          5.60                               6.78                            82.60
                                          5.30                               6.30                            84.13
                                          5.50                               6.61                            83.21
                                          5.40                               6.40                            84.38
                                          5.35                               6.15                            86.99
                                          5.30                               6.05                            87.60
                                          5.15                               5.92                            86.99
 1998                                     5.15                               5.80                            88.79
                                          5.20                               5.92                            87.84
                                          5.25                               5.93                            88.53
                                          5.35                               5.95                            89.92
                                          5.20                               5.80                            89.66
                                          5.20                               5.65                            92.04
                                          5.18                               5.71                            90.72
                                          5.03                               5.27                            95.45
                                          4.95                               5.00                            99.00
                                          5.05                               5.16                            97.87
                                          5.00                               5.06                            98.81
                                          5.05                               5.10                            99.02
 1999                                     5.00                               5.09                            98.23
                                          5.10                               5.58                            91.40
                                          5.15                               5.63                            91.47
                                          5.20                               5.66                            91.87
                                          5.30                               5.83                            90.91

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group

PERFORMANCE

The Fund's total net asset value (NAV) return for the 12-month period ending May 31, 1999 was 5.13 percent. This return is based on the NAV change plus reinvestment of tax-free dividends totaling $0.59 per share. OIA's value on the New York Stock Exchange increased from $8.6875 per share to $9.4375 per share during the same period. Based on this change plus reinvestment of tax-free dividends,

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST
LETTER TO THE SHAREHOLDERS May 31, 1999, continued

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS as of May 31, 1999 (% of Net Assets)

IDR/PCR*                                              21%
Mortgage                                              18%
Nursing & Health                                      16%
Hospital                                               8%
Retirement & Life Care                                 8%
Transportation                                         7%

*Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF MAY 31, 1999
(% OF TOTAL LONG-TERM PORTFOLIO)
Aaa or AAA                                                                15%
Baa or BBB                                                                14%
Aa or AA                                                                  10%
A or A                                                                     6%
Ba or BB                                                                   4%
N/R                                                                       51%

As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.

[CALL STRUCTURE BAR GRAPH]

CALL STRUCTURE as of May 31, 1999
(% of Total Long-Term Portfolio)

WEIGHTED AVERAGE CALL
PROTECTION: 8 YEARS

Years Bonds Callable           Percent Callable
        1999                         8%
        2000                         5%
        2001                         0%
        2002                         2%
        2003                         8%
        2004                         5%
        2005                         9%
        2006                        11%
        2007                         7%
        2008                        16%
        2009                         7%
        2010+                       22%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

OIA's total market return was 15.65 percent. As of May 31, 1999, share price was a 8.73 percent premium to its NAV.

Monthly dividends for the second quarter of 1999 remained at $0.05 per share. The Fund's level of undistributed net investment income was $0.182 per share on May 31, 1999, versus $0.175 per share on November 30, 1998.

PORTFOLIO STRUCTURE

The Fund's investments were diversified among 15 long-term sectors and 64 credits. Non-rated securities comprise more than half of OIA's assets. All issues are currently accruing interest. However, 3 credits totaling 6.9 percent of net assets were accruing income but may experience difficulty with future debt service payments.

At the end of May, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest rate changes, was 8.3 years. The accompanying charts provide information on the Fund's call structure, largest sectors and distribution by credit quality.

LOOKING AHEAD

The combination of a "flight to quality" and the flood of new municipal issues made the municipal-to-Treasury yield relationship more favorable late last year than it had been in the previous 10 years. Although municipals have outperformed Treasuries thus far in 1999, we believe that municipals still offer investors considerable value versus their historical relationship with Treasuries.

The Fund procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management for Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Advisor. He also serves as Chairman, Chief Executive Officer and Director of Morgan Stanley Dean Witter Distributors Inc. and Morgan Stanley Dean Witter Trust FSB.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Opportunities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO                     /S/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                         MITCHELL M. MERIN
Chairman of the Board                          President

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 17, 1998, an annual meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Edwin J. Garn
For.........................................................  16,063,434
Withheld....................................................     299,273

John R. Haire
For.........................................................  16,077,178
Withheld....................................................     285,529

Michael E. Nugent
For.........................................................  16,089,538
Withheld....................................................     273,169

Philip J. Purcell
For.........................................................  16,089,322
Withheld....................................................     273,385

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson, and John L. Schroeder.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
ACCOUNTANTS:

For.........................................................  15,985,547
Against.....................................................      87,179
Abstain.....................................................     289,981

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO OF INVESTMENTS May 31, 1999

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.3%)
            General Obligation (1.1%)
$  2,000    New York City, New York, 1994 Ser D.........................   5.75%   08/15/10    $ 2,093,760
--------                                                                                       -----------

            Educational Facilities Revenue (2.5%)
   1,600    ABAG Finance Authority for Nonprofit Corporations,
             California, National Center for International Schools COPs    7.50    05/01/11      1,729,104
   1,750    New Jersey Educational Facilities Authority, Fairleigh
             Dickinson University 1998 Ser G............................   5.70    07/01/28      1,740,043
   1,000    New York State Dormitory Authority, State University 1993
             Ser A......................................................   5.25    05/15/15      1,020,620
--------                                                                                       -----------
   4,350                                                                                         4,489,767
--------                                                                                       -----------

            Electric Revenue (3.4%)
   1,500    Alaska Industrial Development and Export Authority,
             Snettisham Hydroelectric 1st Ser (AMT) (AMBAC).............   5.00    01/01/27      1,410,270
   5,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA).......................................................   5.00    07/01/21      4,799,550
--------                                                                                       -----------
   6,500                                                                                         6,209,820
--------                                                                                       -----------

            Hospital Revenue (7.9%)
   2,000    Baxter County, Arkansas, Baxter County Regional Hospital
             Impr & Refg Ser 1999 B.....................................   5.625   09/01/28      1,966,540
   1,000    Kentucky Economic Development Finance Authority, Appalachian
             Regional Healthcare Inc Refg & Impr Ser 1997...............   5.875   10/01/22      1,005,080
            Massachusetts Health & Educational Facilities Authority,
   2,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/14      2,146,780
   3,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/22      3,246,150
   1,250    New Hampshire Higher Educational & Health Facilities
             Authority, Littleton Hospital Assn Ser 1998 A..............   6.00    05/01/28      1,221,425
            Cuyahoga County, Ohio,
   1,250     Cleveland Clinic Foundation Ser 1999 B.....................   5.25    01/01/15      1,258,300
   1,000     Cleveland Clinic Foundation Ser 1999 B.....................   5.00    01/01/31        933,910
   3,000    Metropolitan Government of Nashville & Davidson County,
             Health & Educational Facilities Board, Tennessee, Baptist
             Hospital Ser 1998 A (MBIA).................................   4.875   11/01/28      2,769,030
--------                                                                                       -----------
  14,500                                                                                        14,547,215
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (20.9%)
     460    Metropolitan Washington Airports Authority, District of
             Columbia & Virginia, CaterAir International Corp Ser 1991
             (AMT)++....................................................  10.125   09/01/11        473,239
   2,350    Chicago, Illinois, Chicago O'Hare Int'l Airport/United
             Airlines Inc Ser 1999 A....................................   5.35    09/01/16      2,308,264
   1,500    Iowa Finance Authority, ISPCO Inc Ser 1997 (AMT)............   6.00    06/01/27      1,572,480

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  3,000    Massachusetts Industrial Finance Agency, Eastern Edison Co
             Refg Ser 1993..............................................   5.875%  08/01/08    $ 3,069,780
   3,650    Detroit Economic Development Corporation, Michigan, North
             Industrial Park LP Ser 1989................................  11.375   02/15/14      3,760,814
   1,290    Michigan Strategic Fund, Kasle Steel Corp Ser 1989 (AMT)....   9.375   10/01/06      1,321,324
   3,600    Cleveland, Ohio, Continental Airlines Inc Ser 1990 (AMT)....   9.00    12/01/19      3,739,464
   2,000    Dayton, Ohio, Emery Air Freight Corp Ser 1998 A.............   5.625   02/01/18      1,998,680
     920    Zanesiville-Muskingum County Port Authority, Ohio, Anchor
             Glass Container Corp Ser 1989 B (AMT)......................  10.25    12/01/08        924,563
   2,000    Beaver County Industrial Development Authority,
             Pennsylvania, Toledo Edison Co Collateralized Ser 1995 B...   7.75    05/01/20      2,283,520
            Lexington County, South Carolina,
   1,815     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/02      1,835,963
   4,250     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/08      4,334,108
   2,000    Brazos River Authority, Texas, Texas Utilities Electric Co
             Ser 1995 C (AMT)...........................................   5.55    06/01/30      1,954,860
            Pittsylvania County Industrial Development Authority,
             Virginia
   4,500     Multi-Trade of Pittsylvania County Ser 1994 A (AMT)........   7.45    01/01/09      4,888,080
   1,500     Multi-Trade of Pittsylvania County Ser 1994 A (AMT)........   7.50    01/01/14      1,630,650
   2,000    Upshur County, West Virginia, TJ International Inc Ser 1995
             (AMT)......................................................   7.00    07/15/25      2,196,780
--------                                                                                       -----------
  36,835                                                                                        38,292,569
--------                                                                                       -----------

            Mortgage Revenue - Multi-Family (5.3%)
            Washington County Housing & Redevelopment Authority,
             Minnesota,
   3,885     Courtly Park Ser 1989 A....................................   9.75    06/15/19      2,331,000
   1,165     Courtly Park Ser 1989 A (AMT)..............................  10.25    06/15/19        699,000
  24,080     Courtly Park Ser 1989 B....................................   0.00    06/15/19        240,800
   8,678     Courtly Park Ser 1989 B (AMT)..............................   0.00    06/15/19         86,779
            White Bear Lake, Minnesota,
   3,715     White Bear Woods Apts Phase II Refg 1989 Ser A.............   9.75    06/15/19      3,157,749
  21,237     White Bear Woods Apts Phase II Refg 1989 Ser B.............   0.00    06/15/19        212,367
   3,000    Brookhaven Industrial Development Agency, New York,
             Woodcrest Estates Ser 1998 A (AMT).........................   6.375   12/01/37      2,962,230
--------                                                                                       -----------
  65,760                                                                                         9,689,925
--------                                                                                       -----------

            Mortgage Revenue - Single Family (12.8%)
   3,000    Alaska Housing Finance Corporation, 1997 Ser A (MBIA).......   6.00    06/01/27      3,149,580
   9,912    San Francisco, California, Ser 1982.........................   0.00    10/01/14      1,884,197
   3,000    Colorado Housing Finance Authority, Ser 1998 D-2 (AMT)......   6.35    11/01/29      3,251,550

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$    135    Broward County Housing Finance Authority, Florida, Home Ser
             1989 A.....................................................  10.00%   10/01/03    $   135,238
            New Hampshire Housing Finance Authority,
  47,275     Residential 1983 Ser B.....................................   0.00    01/01/15      9,129,747
   1,330     1997 Ser D (AMT)...........................................   5.90    07/01/28      1,376,523
   2,000    Ohio Housing Finance Agency, Residential 1996 Ser B-2
             (AMT)......................................................   6.10    09/01/28      2,109,580
   2,260    Virginia Housing Development Authority, 1992 Ser A..........   7.10    01/01/22      2,325,156
--------                                                                                       -----------
  68,912                                                                                        23,361,571
--------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (16.3%)
            Escambia County, Florida,
   7,660     Pensacola Care Development Centers Ser 1989................  10.25    07/01/11      7,644,910
   1,755     Pensacola Care Development Centers Ser 1989 A..............  10.25    07/01/11      1,751,543
   1,405    Winchester, Indiana, Hoosier Care II Inc Ser 1990...........  10.375   06/01/20      1,479,142
   2,455    Jefferson County, Kentucky, AHF/Kentucky-Iowa Inc Ser
             1990.......................................................  10.25    01/01/20      2,569,378
   1,500    Westside Habilitation Center, Louisiana, Intermediate Care
             Facility for the Mentally Retarded Refg Ser 1993...........   8.375   10/01/13      1,654,425
            McCurtain County, Oklahoma,
   4,950     Heartway Corp Ser 1997 A...................................   9.50    03/01/19      5,282,640
     835     Heartway Corp Ser 1997 B...................................   0.00#   03/01/19        555,517
   3,725    Allegheny County Hospital Development Authority,
             Pennsylvania, Allegheny Valley School Ser 1990.............   8.50    02/01/15      3,855,375
            Kirbyville Health Facilities Development Authority, Texas,
     642     Heartway III Corp Ser 1998 B...............................   0.00##  03/20/04        524,700
   3,978     Heartway III Corp Ser 1998 A...............................  10.00    03/20/18      4,534,656
--------                                                                                       -----------
  28,905                                                                                        29,852,286
--------                                                                                       -----------

            Public Facilities Revenue (2.2%)
   2,000    West Jefferson Amusement & Public Park Authority, Alabama,
             VisionLand Ser 1999........................................   6.375   02/01/29      2,006,100
   2,000    San Diego County, California, San Diego Natural History
             Museum COPs................................................   5.70    02/01/28      1,943,740
--------                                                                                       -----------
   4,000                                                                                         3,949,840
--------                                                                                       -----------

            Retirement & Life Care Facilities Revenue (7.8%)
   1,500    Massachusetts Development Finance Agency, Loomis Communities
             Ser 1999 A.................................................   5.75    07/01/23      1,465,515
   5,552    Ann Arbor Economic Development Corporation, Michigan,
             Glacier Hills Inc Ser 1989.................................   8.375   01/15/19      6,294,802

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            New Jersey Economic Development Authority,
$  1,500     Fellowship Village Refg Ser 1998 A.........................   5.50%   01/01/25    $ 1,440,285
   1,000     Franciscan Oaks Ser 1997...................................   5.70    10/01/17      1,004,730
   2,000     United Methodist Homes of New Jersey, Ser 1998.............   5.125   07/01/25      1,832,040
   2,000    Glen Cove Housing Authority, New York, The Mayfair at Glen
             Cove Ser 1996 (AMT)........................................   8.25    10/01/26      2,244,040
--------                                                                                       -----------
  13,552                                                                                        14,281,412
--------                                                                                       -----------

            Tax Allocation Revenue (4.4%)
   1,095    Bridgeview, Illinois, Tax Increment Ser 1995................   9.00    01/01/11      1,249,187
            Crestwood, Illinois,
   3,000     Refg Ser 1994..............................................   7.00    12/01/04      3,208,800
   3,350     Refg Ser 1994..............................................   7.25    12/01/08      3,567,817
--------                                                                                       -----------
   7,445                                                                                         8,025,804
--------                                                                                       -----------

            Transportation Facilities Revenue (6.9%)
   2,000    Foothills/Eastern Transportation Corridor Agency,
             California, Toll Road Sr Lien Ser 1995 A...................   0.00    01/01/13      1,662,140
   7,500    E-470 Public Highway Authority, Colorado, Ser 1997 B
             (MBIA).....................................................   0.00    09/01/15      3,244,950
   2,000    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
             Ser 1993 A (AMBAC).........................................   5.85    10/01/13      2,158,240
   2,000    Massachusetts Turnpike Authority, Metropolitan Highway 1997
             Ser A (MBIA)...............................................   5.00    01/01/37      1,874,780
   1,700    Bi-State Development Agency of the Missouri-Illinois
             Metropolitan District, Arch Parking Refg Ser 1997..........   5.875   12/01/12      1,794,826
   2,000    Pocahontas Parkway Association, Virginia, Route 895
             Connector Ser 1998 A.......................................   5.50    08/15/28      1,951,560
--------                                                                                       -----------
  17,200                                                                                        12,686,496
--------                                                                                       -----------

            Water & Sewer Revenue (1.8%)
   2,000    Northern Palm Beach County Improvement District, Florida,
             Water Control & Improvement #9A Ser 1996 A.................   7.30    08/01/27      2,165,960
   6,000    Pittsburgh Water & Sewer Authority, Pennsylvania, First Lien
             1998 Ser B (FGIC)..........................................   0.00    09/01/30      1,120,080
--------                                                                                       -----------
   8,000                                                                                         3,286,040
--------                                                                                       -----------

            Other Revenue (2.2%)
   2,000    Sacramento Financing Authority, California, Convention
             Center Hotel 1999 Ser A....................................   6.25    01/01/30      1,982,600
            Mashantucket (Western) Pequot Tribe, Connecticut,
   1,010     Special 1996 Ser A (a).....................................   6.40    09/01/11      1,096,951
   1,000     Special 1997 Ser B (a).....................................   5.75    09/01/27      1,010,710
--------                                                                                       -----------
   4,010                                                                                         4,090,261
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Refunded (1.8%)
$  3,000    Ohio Turnpike Commission, 1996 Ser A (MBIA).................   5.50%   02/15/06+   $ 3,254,730
--------                                                                                       -----------

 284,969    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $182,054,051).................   178,111,496
--------                                                                                       -----------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (0.4%)
     800    Harris County Health Facilities Development Corporation,
--------     Texas, Methodist Hospital Ser 1994 (Demand 06/01/99)
             (Identified Cost $800,000).................................   3.40*   12/01/25        800,000
                                                                                               -----------

$285,769    TOTAL INVESTMENTS (Identified Cost $182,854,051) (b)...................    97.7%   178,911,496
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................   2.3      4,288,877
                                                                                      -----    -----------

            NET ASSETS..............................................................  100.0%  $183,200,373
                                                                                      =====    ===========


---------------------

 AMT   Alternative Minimum Tax.
COPs   Certificates of Participation.
  +    Prerefunded to call date shown.
 ++    Joint exemption in locations shown.
  *    Current coupon of variable rate demand obligation.
  #    Currently a zero coupon bond; will convert to 10.00% on
       09/01/99.
 ##    Currently a zero coupon bond; will convert to 6.00% on
       03/20/00.
 (a)   Resale is restricted to qualified institutional investors.
 (b)   The aggregate cost for federal income tax purposes
       approximates identified cost. The aggregate gross unrealized appreciation is $7,251,976 and the aggregate gross
       unrealized depreciation is $11,194,531, resulting in
       unrealized depreciation of $3,942,555.

Bond Insurance:
--------------------------------------
AMBAC  AMBAC Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                  May 31, 1999

Alabama..................     1.1%
Alaska...................     2.5
Arkansas.................     1.1
California...............     5.0
Colorado.................     3.5
Connecticut..............     1.2
District of Columbia.....     0.3
Florida..................     7.5
Illinois.................     5.6
Indiana..................     0.8
Iowa.....................     0.9
Kentucky.................     2.0
Louisiana................     0.9
Massachusetts............     6.4
Michigan.................     6.2
Minnesota................     3.7
Missouri.................     1.0
New Hampshire............     6.4
New Jersey...............     3.3
New York.................     4.5
Ohio.....................     7.7
Oklahoma.................     3.2
Pennsylvania.............     4.0
South Carolina...........     3.4
Tennessee................     1.5
Texas....................     4.3
Utah.....................     2.6
Virginia.................     6.2
West Virginia............     1.2
Joint Exemption*.........    (0.3)
                             ----

Total....................    97.7%
                             ====

---------------------
* Joint exemptions have been included in each geographic location.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999

ASSETS:
Investments in securities, at value
 (identified cost $182,854,051).............................  $178,911,496
Cash........................................................       114,304
Receivable for:
   Interest.................................................     3,938,043
   Investments sold.........................................       525,781
Prepaid expenses and other assets...........................        22,759
                                                              ------------

   TOTAL ASSETS.............................................   183,512,383
                                                              ------------

LIABILITIES:
Payable for:
   Investment advisory fee..................................        78,051
   Administration fee.......................................        46,830
Accrued expenses and other payables.........................       187,129
                                                              ------------

   TOTAL LIABILITIES........................................       312,010
                                                              ------------

   NET ASSETS...............................................  $183,200,373
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $199,765,973
Net unrealized depreciation.................................    (3,942,555)
Accumulated undistributed net investment income.............     3,840,791
Accumulated undistributed net realized loss.................   (16,463,836)
                                                              ------------

   NET ASSETS...............................................  $183,200,373
                                                              ============

NET ASSET VALUE PER SHARE,
 21,089,872 shares outstanding
 (unlimited shares authorized of $0.01 par value)...........         $8.69
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

STATEMENT OF OPERATIONS
For the year ended May 31, 1999

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $14,582,283
                                                              -----------

EXPENSES
Investment advisory fee.....................................      929,592
Administration fee..........................................      557,755
Transfer agent fees and expenses............................       85,637
Professional fees...........................................       82,441
Shareholder reports and notices.............................       42,507
Registration fees...........................................       32,689
Trustees' fees and expenses.................................       19,024
Custodian fees..............................................        8,617
Other.......................................................       17,544
                                                              -----------

   TOTAL EXPENSES...........................................    1,775,806
Less: expense offset........................................       (8,588)
                                                              -----------

   NET EXPENSES.............................................    1,767,218
                                                              -----------

   NET INVESTMENT INCOME....................................   12,815,065
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................    2,248,027
Net change in unrealized appreciation.......................   (4,915,467)
                                                              -----------

    NET LOSS................................................   (2,667,440)
                                                              -----------

NET INCREASE................................................  $10,147,625
                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR   FOR THE YEAR
                                                            ENDED          ENDED
                                                         MAY 31, 1999   MAY 31, 1998
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..................................  $12,815,065    $12,758,689
Net realized gain (loss)...............................    2,248,027     (1,687,435)
Net change in unrealized appreciation/depreciation.....   (4,915,467)     8,056,252
                                                         -----------    -----------

    NET INCREASE.......................................   10,147,625     19,127,506
Dividends to shareholders from net investment income...  (12,442,790)   (12,231,856)
                                                         -----------    -----------

    NET INCREASE (DECREASE)............................   (2,295,165)     6,895,650

NET ASSETS:
Beginning of period....................................  185,495,538    178,599,888
                                                         -----------    -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $3,840,791 and $3,468,516, respectively)........... $183,200,373   $185,495,538
                                                         ===========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS May 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Opportunities Trust (the "Fund"), formerly Municipal Income Opportunities Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 22, 1988 and commenced operations on September 19, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors (the "Investment Advisor"), an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Advisor pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Advisor.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 1999 aggregated $29,356,440 and $30,729,108, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At May 31, 1999 the Fund had transfer agent fees and expenses payable of approximately $4,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,413. At May 31, 1999, the Fund had an accrued pension liability of $51,980 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 1997.......................................  21,089,872   $210,898    $199,543,466
Reclassification due to permanent book/tax differences......          --         --          11,609
                                                              ----------   --------    ------------
Balance, May 31, 1998 and May 31, 1999......................  21,089,872   $210,898    $199,555,075
                                                              ==========   ========    ============

6. FEDERAL INCOME TAX STATUS

During the year end May 31, 1999, the Fund utilized approximately $1,268,000 of its net capital loss carryover. At May 31, 1999, the Fund had a net capital loss carryover of approximately $16,464,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

           AMOUNTS IN THOUSANDS
-------------------------------------------
        2003              2004       2006
       -------           ------      ----
       $10,521           $5,243      $700
       =======           ======      ====

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

7. DIVIDENDS

The Fund declared the following dividends from net investment income:

 DECLARATION     AMOUNT          RECORD             PAYABLE
     DATE       PER SHARE         DATE                DATE
--------------  ---------   -----------------  ------------------
March 30, 1999    $0.05       June 4, 1999       June 18, 1999
June 29, 1999     $0.05       July 9, 1999       July 23, 1999
June 29, 1999     $0.05      August 6, 1999     August 20, 1999
June 29, 1999     $0.05     September 3, 1999  September 17, 1999

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                           FOR THE YEAR ENDED MAY 31*
                                                              ----------------------------------------------------
                                                                1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of the period....................    $ 8.80     $ 8.47      $8.31     $ 8.53      $8.47
                                                                ------     ------      -----     ------      -----
Income (loss) from investment operations:
 Net investment income......................................      0.61       0.60       0.63       0.69       0.68
 Net realized and unrealized gain (loss)....................     (0.13)      0.31       0.16      (0.26)      0.01
                                                                ------     ------      -----     ------      -----
Total income from investment operations.....................      0.48       0.91       0.79       0.43       0.69
                                                                ------     ------      -----     ------      -----
Less dividends from net investment income...................     (0.59)     (0.58)     (0.63)     (0.65)     (0.63)
                                                                ------     ------      -----     ------      -----
Net asset value, end of period..............................    $ 8.69     $ 8.80      $8.47     $ 8.31      $8.53
                                                                ======     ======      =====     ======      =====
Market value, end of period.................................    $9.438     $8.688      $8.75     $8.875      $8.25
                                                                ======     ======      =====     ======      =====
TOTAL RETURN+...............................................     15.65%      5.87%      5.82%     15.95%      9.81%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.96%(1)   1.04%      1.08%      0.97%      1.04%
Net investment income.......................................      6.89%      6.98%      7.44%      8.24%      8.10%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $183,200   $185,496   $178,600   $175,294   $179,843
Portfolio turnover rate.....................................        16%        20%        19%         8%         5%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Income Opportunities Trust (the "Fund"), formerly Municipal Income Opportunities Trust, at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 6, 1999

                      1999 FEDERAL TAX NOTICE (unaudited)

         For the year ended May 31, 1999, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


MORGAN STANLEY
DEAN WITTER
MUNICIPAL INCOME OPPORTUNITIES TRUST


Annual Report
May 31, 1999